UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2010

ORIENT PAPER, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34577	20-4158835
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Nansan Gongli, Nanhuan Road Xushui County, Baoding City Hebei Province, The People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  011 - (86) 312-8605508

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2010, Orient Paper, Inc., a Nevada corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners LLC (the “Underwriter”) for the sale of 3,000,000  shares of the Company’s common stock, par value $0.001 per share, for a purchase price of $7.796 per share (net of discounts and commissions), which is 5.5% of the per share public offering price of $8.25 per share.

Under the terms of the Underwriting Agreement, the Company has granted the Underwriter an option to purchase up to an additional 450,000 shares of common stock of the Company on the same terms within 45 days from the date of the Underwriting Agreement to cover over-allotments, if any.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-163340) previously filed with the Securities and Exchange Commission, including a base prospectus included therein and a final prospectus supplement to be filed with the SEC on March 31, 2010 (the “Registration Statement”).

The foregoing summary of the Underwriting Agreement  is qualified in its entirety by reference to the  Underwriting Agreement, which is filed as an exhibit hereto.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Registration Statement and are incorporated therein by reference.

Item 8.01.	Other Events.

On March 31, 2010, the Company issued a press release announcing that it had priced the public offering described in Item 1.01 of this report. The Company’s press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

The information in Item 8.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit. No.                                Description

5.1	Opinion of Sichenzia Ross Friedman Ference LLP
10.1	Underwriting Agreement dated as of March 30, 2010 by and between the Registrant and Roth Capital Partners, LLC
23.1	Consent of Sichenzia Ross Friedman Ference LLP (included as part of Exhibit 5.1)
99.1	Press Release dated as of March 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2010
ORIENT PAPER, INC

By:	/s/ Zhenyong Liu
Zhenyong Liu
Chief Executive Officer

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